SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2014

Date of Report

(Date of Earliest Event Reported)

BLOW & DRIVE INTERLOCK CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000- 55053	46-3590850
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

137 South Robertson Boulevard

Suite 129

Beverly Hills, California 90211

(Address of Principal Executive Offices)

818-299-0653

(Registrant’s Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

After the change in control of Blow & Drive Interlock Corporation (formerly Jam Run Acquisition Corporation) to new management on February 6, 2014, the Board of Directors determined not to continue with the Registrant's accountants and to engage a different accounting firm with whom they were familiar. On February 25, 2014, Anton & Chia, LLP, Newport Beach, California, the former accountants, were dismissed.

The prior accountant's audited report on the financial statements for the period July 2, 2013 (inception) through September 30, 2013 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

The unaudited financial statements as of and for the period July 2, 2013 (inception) through July 31, 2013 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date to the date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

In connection with the audits of the Company's financial statements for the period from July 2, 2013 (inception) to September 30, 2013 and the period July 2, 2013 (inception) through the date of dismissal, February 25, 2014, there were no disagreements with the former accountants, Anton & Chia, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Registrant has provided Anton & Chia with a copy of this disclosure and has requested that they furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Anton & Chia addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On February 27, 2014 (the "Engagement Date"), the Company engaged JPDH & Company as its independent registered public accounting firm. The decision to engage JPDH & Company as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The address of JPDH & Company is:

18662 MacArthur Boulevard
Suite 200
Irvine, California 92612

During the period July 2, 2013 (inception) and through February 27, 2014, (the date JPDH & Company was appointed), the Company, nor any one on its behalf, did not consult with it in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1 Letter from former certifying public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BLOW & DRIVE INTERLOCK CORPORATION

Date: March 27, 2014	/s/ Laurence Wainer
President